Exhibit 99.2

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

	JUNE 30,	MARCH 31,	JUNE 30,
	2005	2005	2004 (1)

ASSETS:
CASH AND CASH EQUIVALENTS	$126,345	$125,261	$93,897
LOANS RECEIVABLE, NET	4,181,265	4,375,036	3,721,991
LOANS HELD FOR SALE	15,559	16,900	39,497
INVESTMENTS AND MORTGAGE-BACKED SECURITIES (MBS) AVAILABLE FOR SALE	1,996,804	2,070,384	2,015,243
INVESTMENTS AND MBS HELD TO MATURITY	49,908	48,873	2,228
OFFICE PROPERTIES AND EQUIPMENT, NET	80,582	79,054	77,570
REAL ESTATE OWNED, NET	2,463	1,459	4,629
GOODWILL, NET	112,391	112,391	128,110
OTHER INTANGIBLE ASSETS, NET	18,736	19,292	20,959
BANK OWNED LIFE INSURANCE (BOLI)	95,957	94,850	91,703
PREPAID EXPENSES AND OTHER ASSETS, NET	63,802	71,007	63,284

TOTAL ASSETS	$6,743,812	$7,014,507	$6,259,111

LIABILITIES:
DEPOSITS	$4,200,196	$4,108,310	$3,600,639
ADVANCES FROM FEDERAL HOME LOAN BANK OF SEATTLE	1,317,141	1,510,140	1,336,439
REPURCHASE AGREEMENTS AND FED FUNDS	536,152	744,880	659,262
OTHER BORROWINGS	111,152	116,378	169,134
ACCRUED EXPENSES AND OTHER LIABILITIES	75,684	63,702	85,415
TOTAL LIABILITIES	6,240,325	6,543,410	5,850,889

SHAREHOLDERS’ EQUITY:
COMMON STOCK	23,084	23,048	22,615
ADDITIONAL PAID-IN CAPITAL	395,865	395,159	384,654
ACCUMULATED COMPREHENSIVE INCOME (LOSS):
UNREALIZED LOSS ON INVESTMENTS AND MBS (2)	(10,494)	(26,134)	(31,342)
RETAINED EARNINGS	95,032	79,024	32,295
TOTAL SHAREHOLDERS’ EQUITY	503,487	471,097	408,222

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,743,812	$7,014,507	$6,259,111

BOOK VALUE PER SHARE	$21.81	$20.44	$18.05

TANGIBLE BOOK VALUE PER SHARE (3)	$16.13	$14.73	$11.46

SHARES OUTSTANDING AT END OF PERIOD	23,084,300	23,048,133	22,614,706

SHAREHOLDERS’ EQUITY TO TOTAL ASSETS	7.47%	6.72%	6.52%

TANGIBLE SHAREHOLDERS’ EQUITY TO TANGIBLE ASSETS (4)	5.63%	4.93%	4.24%

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Net of deferred income taxes.

(3)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(4)          Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,	MAR 31,	JUNE 30,	JUNE 30,	JUNE 30,
	2005	2005	2004 (1)	2005	2004 (1)
INTEREST INCOME:
LOANS	$72,619	$68,043	$55,725	$140,662	$108,059
MORTGAGE-BACKED SECURITIES	21,858	23,082	20,055	44,940	39,343
INVESTMENTS AND CASH	579	941	1,460	1,520	3,229
TOTAL INTEREST INCOME	95,056	92,066	77,240	187,122	150,631

INTEREST EXPENSE:
DEPOSITS	21,105	18,323	12,386	39,428	24,537
BORROWINGS	20,137	20,925	16,130	41,062	31,681
TOTAL INTEREST EXPENSE	41,242	39,248	28,516	80,490	56,218

NET INTEREST INCOME	53,814	52,818	48,724	106,632	94,413

PROVISION FOR LOSSES ON LOANS	(3,400)	(3,750)	(3,000)	(7,150)	(5,850)
NET INTEREST INCOME AFTER PROVISION	50,414	49,068	45,724	99,482	88,563

NON INTEREST INCOME:
FEES AND SERVICE CHARGES	8,205	7,403	8,434	15,608	16,720
MORTGAGE BANKING OPERATIONS	6,106	5,372	1,769	11,478	2,963
LOAN SERVICING FEES	103	137	160	240	306
NET GAIN (LOSS) ON SALES OF SECURITIES	0	(57)	848	(57)	3,307
REAL ESTATE OWNED OPERATIONS	99	112	(341)	211	(316)
BOLI	1,107	1,060	1,084	2,167	2,253
GAIN RELATED TO EARLY REPAYMENT OF DEBT	0	645	0	645	0
OTHER NONINTEREST INCOME (EXPENSE)	(215)	(33)	(145)	(248)	(526)
TOTAL NON INTEREST INCOME	15,405	14,639	11,809	30,044	24,707

NON INTEREST EXPENSE:
EMPLOYEE COMPENSATION AND BENEFITS	22,334	22,017	19,118	44,351	38,324
OCCUPANCY AND EQUIPMENT	6,617	6,046	5,929	12,663	11,147
AMORTIZATION OF CORE DEPOSIT INTANGIBLES	555	556	555	1,111	1,111
MERGER AND ACQUISITION COSTS	0	0	922	0	4,835
OTHER	12,096	11,028	10,564	23,124	19,390
TOTAL NON INTEREST EXPENSE	41,602	39,647	37,088	81,249	74,807

INCOME BEFORE INCOME TAXES	24,217	24,060	20,445	48,277	38,463
INCOME TAX PROVISION	(8,209)	(8,169)	(6,962)	(16,378)	(12,996)

NET INCOME	$16,008	$15,891	$13,483	$31,899	$25,467

EARNINGS PER SHARE - BASIC	$0.69	$0.69	$0.60	$1.39	$1.13
EARNINGS PER SHARE - DILUTED	$0.69	$0.68	$0.58	$1.37	$1.10

CORE EARNINGS (2)	$16,008	$15,521	$13,531	$31,529	$26,460
CORE EARNINGS PER SHARE - BASIC (2)	$0.69	$0.68	$0.61	$1.37	$1.18
CORE EARNINGS PER SHARE - DILUTED (2)	$0.69	$0.67	$0.59	$1.35	$1.15

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	23,065,309	22,989,881	22,589,109	23,027,803	22,471,725
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	23,348,398	23,319,367	23,100,053	23,333,495	23,051,526

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. See Exhibit A for a reconciliation to reported earnings per share. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,	MAR 31,	JUNE 30,	JUNE 30,	JUNE 30,
	2005	2005	2004 (1)	2005	2004 (1)

NET INTEREST SPREAD:
YIELD ON LOAN PORTFOLIO	6.44%	6.18%	5.98%	6.31%	5.93%
YIELD ON MORTGAGE-BACKED SECURITIES	4.53%	4.63%	4.36%	4.58%	4.48%
YIELD ON INVESTMENTS AND CASH	1.44%	2.21%	3.40%	1.83%	3.06%
YIELD ON INTEREST-EARNING ASSETS	5.76%	5.61%	5.38%	5.68%	5.37%

COST OF DEPOSITS	2.04%	1.85%	1.39%	1.94%	1.40%
COST OF BORROWINGS	3.48%	3.39%	3.04%	3.43%	3.08%
COST OF INTEREST-BEARING LIABILITIES	2.55%	2.44%	2.01%	2.49%	2.02%

NET INTEREST SPREAD	3.21%	3.17%	3.37%	3.19%	3.35%

NET INTEREST MARGIN	3.26%	3.22%	3.40%	3.24%	3.36%

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS	0.92%	0.91%	0.86%	0.92%	0.84%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS (2)	0.92%	0.89%	0.87%	0.91%	0.87%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY	13.4%	13.5%	12.4%	13.5%	12.2%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS (2)	13.4%	13.2%	12.5%	13.3%	12.7%
RETURN ON AVERAGE TANGIBLE EQUITY (3)	18.5%	18.6%	18.9%	18.6%	18.9%
OPERATING EFFICIENCY	60.1%	58.8%	61.3%	59.4%	62.8%
OPERATING EFFICIENCY, CORE OPERATING BASIS (2)	60.1%	59.7%	61.2%	59.9%	61.5%
NONINTEREST EXPENSE TO AVERAGE ASSETS (ANNUALIZED)	2.39%	2.28%	2.38%	2.33%	2.47%

CAPITAL ADEQUACY:
SHAREHOLDERS’ EQUITY TO TOTAL ASSETS RATIO	7.5%	6.7%	6.5%	7.5%	6.5%
REGULATORY CAPITAL RATIOS (FOR STERLING SAVINGS BANK):
CORE CAPITAL RATIO	7.2%	6.7%	6.7%	7.2%	6.7%
TIER 1 RISK-BASED CAPITAL RATIO	10.0%	9.7%	9.8%	10.0%	9.8%
TOTAL RISK-BASED CAPITAL RATIO	11.1%	10.7%	10.9%	11.1%	10.9%

LOAN ORIGINATIONS BY PROPERTY TYPE:
RESIDENTIAL REAL ESTATE	$106,489	$156,483	$91,948	$262,972	$162,677
MULTIFAMILY REAL ESTATE	0	13,267	21,080	13,267	36,417
COMMERCIAL REAL ESTATE	14,700	55,055	37,755	69,755	98,515
CONSTRUCTION	424,519	344,920	213,079	769,439	388,591
CONSUMER - DIRECT	120,593	63,951	127,792	184,544	195,924
CONSUMER - INDIRECT	21,746	15,042	11,512	36,788	24,419
BUSINESS BANKING	130,128	94,148	122,621	224,276	265,974
CORPORATE BANKING	89,955	79,733	160,576	169,688	203,816
TOTAL LOAN ORIGINATION VOLUME	$908,130	$822,599	$786,363	$1,730,729	$1,376,333

(1)          Certain prior period amounts have been reclassified to conform with the current period’s presentation.

(2)          Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes.  See Exhibit A for a reconciliation to reported earnings per share.  Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(3)          Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS, UNAUDITED)

	JUNE 30, 2005	MARCH 31, 2005	JUNE 30, 2004

LOANS BY COLLATERAL TYPE:
RESIDENTIAL REAL ESTATE	$495,682	$765,023	$566,218
MULTIFAMILY REAL ESTATE	225,476	201,927	185,487
COMMERCIAL REAL ESTATE	568,945	696,321	628,500
CONSTRUCTION	801,746	731,072	572,468
CONSUMER - DIRECT	591,409	551,033	510,362
CONSUMER - INDIRECT	128,510	121,161	106,503
BUSINESS BANKING	994,054	956,402	875,699
CORPORATE BANKING	438,038	411,805	330,540
DEFERRED LOAN FEES, NET	(8,002)	(6,996)	(8,535)
ALLOWANCE FOR LOSSES ON LOANS	(54,593)	(52,712)	(45,251)
NET LOANS RECEIVABLE	$4,181,265	$4,375,036	$3,721,991

ALLOWANCE FOR LOSSES ON LOANS:
BALANCE AT BEGINNING OF QUARTER	$52,712	$49,362	$43,629
PROVISION FOR LOSSES ON LOANS	3,400	3,750	3,000
AMOUNTS WRITTEN OFF NET OF RECOVERIES AND OTHER	(1,519)	(400)	(1,378)
BALANCE AT END OF QUARTER	$54,593	$52,712	$45,251

NET CHARGE-OFFS TO AVERAGE NET LOANS (ANNUALIZED)	0.13%	0.04%	0.15%
NET CHARGE-OFFS TO AVERAGE NET LOANS (YTD)	0.03%	0.01%	0.08%

LOAN LOSS ALLOWANCE TO TOTAL LOANS	1.29%	1.19%	1.20%

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS (EXCLUDING LOANS CLASSIFIED AS LOSS	460.1%	374.3%	428.7%

NONPERFORMING LOANS TO NET LOANS	0.37%	0.38%	0.33%

NONPERFORMING ASSETS:
ACCRUING LOANS WHICH ARE PAST DUE 90 DAYS	$0	$0	$0
NONACCRUAL LOANS	14,020	15,359	10,856
RESTRUCTURED LOANS	1,267	1,301	1,387
TOTAL NONPERFORMING LOANS	15,287	16,660	12,243
REO	2,463	1,459	4,629
TOTAL NONPERFORMING ASSETS (NPA)	$17,750	$18,119	$16,872

NPA TO TOTAL ASSETS	0.26%	0.26%	0.27%

LOAN DELINQUENCY RATIO (60 DAYS AND OVER)	0.45%	0.37%	0.43%

CLASSIFIED ASSETS	$73,753	$72,019	$80,666

CLASSIFIED ASSETS/TOTAL ASSETS	1.09%	1.03%	1.29%

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT AS INDICATED, UNAUDITED)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30, 2005	MAR 31, 2005	JUNE 30, 2004	JUNE 30, 2005	JUNE 30, 2004

AVERAGE BALANCE SHEET DATA:
AVERAGE LOANS	$4,526,338	$4,462,135	$3,750,147	$4,494,236	$3,665,191
AVERAGE MORTGAGE-BACKED SECURITIES	1,933,964	2,019,649	1,848,578	1,976,807	1,765,348
AVERAGE INVESTMENTS AND CASH	161,791	172,993	172,817	167,392	212,460
AVERAGE INTEREST-EARNING ASSETS	$6,622,093	$6,654,777	$5,771,542	$6,638,435	$5,642,999

AVERAGE DEPOSITS	$4,158,092	$4,024,422	$3,576,698	$4,091,257	$3,513,899
AVERAGE BORROWINGS	2,323,964	2,505,019	2,132,482	2,414,491	2,070,553
AVERAGE INTEREST-BEARING LIABILITIES	$6,482,056	$6,529,441	$5,709,180	$6,505,748	$5,584,452

AVERAGE ASSETS	6,972,385	7,065,612	6,274,072	7,019,640	6,085,484

AVERAGE SHAREHOLDERS’ EQUITY	478,378	477,712	436,652	478,047	419,247

AVERAGE TANGIBLE EQUITY (1)	346,889	345,660	287,176	346,276	271,693

DEPOSITS DETAIL (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	$420,460	$430,322	$401,006	$420,460	$401,006
NONINTEREST-BEARING TRANSACTION ACCOUNTS	634,997	611,373	525,329	634,997	525,329
SAVINGS AND MONEY MARKET DEPOSIT ACCOUNTS (MMDA)	1,116,071	1,122,104	1,095,266	1,116,071	1,095,266
TIME DEPOSITS	2,028,668	1,944,511	1,579,038	2,028,668	1,579,038
TOTAL DEPOSITS	$4,200,196	$4,108,310	$3,600,639	$4,200,196	$3,600,639

NUMBER OF TRANSACTION ACCOUNTS (ACTUAL):
INTEREST-BEARING TRANSACTION ACCOUNTS	47,745	48,096	46,145	47,745	46,145
NONINTEREST-BEARING TRANSACTION ACCOUNTS	102,477	100,163	99,496	102,477	99,496
TOTAL TRANSACTION ACCOUNTS	150,222	148,259	145,641	150,222	145,641

FULL-TIME EQUIVALENT EMPLOYEES AT END OF PERIOD:	1,707	1,640	1,552	1,707	1,552

NONBANKING SUBSIDIARY PRODUCTION:
SALES OF FINANCIAL PRODUCTS	$26,183	$28,915	$20,848	$55,098	$38,181

(1)  Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

STERLING FINANCIAL CORPORATION

SELECTED FINANCIAL DATA

(DOLLAR AMOUNTS IN THOUSANDS,

EXCEPT PER SHARE AMOUNTS, UNAUDITED)

EXHIBIT A- RECONCILIATION SCHEDULE

	AS OF OR FOR THE			AS OF OR FOR THE
	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,	MAR 31,	JUNE 30,	JUNE 30,	JUNE 30,
	2005	2005	2004	2005	2004
CORE EARNINGS: (1)
NET INCOME, AS REPORTED	$16,008	$15,891	$13,483	$31,899	$25,467
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0	36	(551)	36	(2,150)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0	0	599	0	3,143
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0	(406)	0	(406)	0
CORE EARNINGS	$16,008	$15,521	$13,531	$31,529	$26,460

CORE EARNINGS PER SHARE - BASIC: (1)
EARNINGS PER SHARE - BASIC, AS REPORTED	$0.69	$0.69	$0.60	$1.39	$1.13
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.02)	0.00	(0.10)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.03	0.00	0.15
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	(0.01)	0.00	(0.02)	0.00
CORE EARNINGS PER SHARE - BASIC	$0.69	$0.68	$0.61	$1.37	$1.18

CORE EARNINGS PER SHARE - DILUTED: (1)
EARNINGS PER SHARE - DILUTED, AS REPORTED	$0.69	$0.68	$0.58	$1.37	$1.10
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00	0.00	(0.02)	0.00	(0.09)
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00	0.00	0.03	0.00	0.14
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00	(0.01)	0.00	(0.02)	0.00
CORE EARNINGS PER SHARE - DILUTED	$0.69	$0.67	$0.59	$1.35	$1.15

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	23,065,309	22,989,881	22,589,109	23,027,803	22,471,725
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	23,348,398	23,319,367	23,100,053	23,333,495	23,051,526
COMMON SHARES OUTSTANDING	23,084,300	23,048,133	22,614,706	23,084,300	22,614,706

RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS: (1)
RETURN ON AVERAGE ASSETS, AS REPORTED	0.92%	0.91%	0.86%	0.92%	0.84%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.00%	0.00%	(0.04)%	0.00%	(0.07)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.00%	0.00%	0.05%	0.00%	0.10%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.00%	(0.02)%	0.00%	-0.01%	0.00%
RETURN ON AVERAGE ASSETS, CORE OPERATING BASIS	0.92%	0.89%	0.87%	0.91%	0.87%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS: (1)
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, AS REPORTED	13.4%	13.5%	12.4%	13.5%	12.2%
SUBTRACT: NET (GAIN) LOSS ON SECURITIES, NET OF TAX	0.0%	0.0%	(0.5)%	0.0%	(1.0)%
ADD BACK: MERGER AND ACQUISITION COSTS, NET OF TAX	0.0%	0.0%	0.6%	0.0%	1.5%
SUBTRACT: NET (GAIN) LOSS ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	(0.3)%	0.0%	-0.2%	0.0%
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE OPERATING BASIS	13.4%	13.2%	12.5%	13.3%	12.7%

AVERAGE ASSETS	$6,972,385	$7,065,612	$6,274,072	$7,019,640	$6,085,484
AVERAGE SHAREHOLDERS’ EQUITY	478,378	477,712	436,652	478,047	419,247

OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS: (1)
OPERATING EFFICIENCY RATIO, AS REPORTED	60.1%	58.8%	61.3%	59.4%	62.8%
ADD BACK: NET (GAIN) LOSS ON SECURITIES	0.0%	(0.1)%	1.4%	0.0%	2.8%
SUBTRACT: MERGER AND ACQUISITION COSTS	0.0%	0.0%	(1.5)%	0.0%	(4.1)%
ADD BACK: NET GAIN (LOSS) ON EARLY DEBT REPAYMENT, NET OF TAX	0.0%	1.0%	0.0%	0.5%	0.0%
OPERATING EFFICIENCY RATIO, CORE OPERATING BASIS	60.1%	59.7%	61.2%	59.9%	61.5%

ADJUSTED SHAREHOLDERS’ EQUITY:
SHAREHOLDERS’ EQUITY, AS REPORTED	$503,487	$471,097	$408,222	$503,487	$408,222
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	10,494	26,134	31,342	10,494	31,342
ADJUSTED SHAREHOLDERS EQUITY	$513,981	$497,231	$439,564	$513,981	$439,564

ADJUSTED BOOK VALUE PER SHARE:
BOOK VALUE PER SHARE, AS REPORTED	$21.81	$20.44	$18.05	$21.81	$18.05
ADD (SUBTRACT) UNREALIZED LOSS (GAIN) ON INVESTMENTS AND MBS, NET	0.45	1.13	1.39	0.45	1.39
ADJUSTED BOOK VALUE PER SHARE	$22.26	$21.57	$19.44	$22.26	$19.44

(1)   Core earnings per share excludes net securities gains (losses), merger and acquisition costs and gains (losses) related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial  condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.